SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: September 21, 2004
(Date of earliest event reported)

Umpqua Holdings Corporation
(Exact Name of Registrant as Specified in Its Charter)

OREGON	000-25597	93-1261319
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)

200 SW Market Street, Suite 1900
Portland, Oregon 97201
(address of Principal Executive Offices)(Zip Code)

(503) 546-2491
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 8.01        Other Events

                On September 21, 2004, Umpqua issued a press release announcing a cash dividend to shareholders for the third quarter of 2004 and the time and date of its quarterly investor conference call. All of the information in the press release, appearing in Exhibit 99, is not filed but is furnished pursuant to Regulation FD.

Item 9.01		Financial Statements and Exhibits

	(a)	Financial Statements

Not Applicable

	(b)	Pro Forma Financial Information

Not Applicable

	(c)	Exhibits

99 Earnings Press Release

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this reported to be signed on its behalf of the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION
(Registrant)

Dated: September 21, 2004	By:	/s/ Kenneth E. Roberts
Kenneth E. Roberts
Assistant Secretary

EXHIBIT 99

FOR IMMEDIATE RELEASE

CONTACTS
Dan Sullivan	Steve Bellas
Umpqua Holdings Corporation	Umpqua Holdings Corporation
503-546-2492	503-546-2495
dansullivan@umpquabank.com	stevebellas@umpquabank.com

UMPQUA HOLDINGS CORPORATION ANNOUNCES THIRD QUARTER DIVIDEND
Quarterly earnings conference call scheduled for October 21, 2004.

PORTLAND, Ore. - September 21, 2004 - The Board of Directors of Umpqua Holdings Corporation (NASDAQ: UMPQ) today announced a cash dividend of $0.06 per common share payable on October 15, 2004 to all shareholders of record as of September 30, 2004.

In addition, Umpqua Holdings Corporation will conduct a quarterly earnings conference call Thursday, October 21, 2004 at 10:00 a.m. PDT where the Company will discuss third quarter results and provide an update on recent activities. There will be a question-and-answer session following the presentation. Shareholders, analysts and other interested parties are invited to join the call by dialing 888-791-5525 a few minutes before 10:00 a.m. The password is "UMPQUA." A rebroadcast will be available approximately one hour after the conference call by dialing 888-562-6192, or by visiting www.umpquaholdingscorp.com. Information to be discussed in the teleconference will be available on the company's website prior to the call.

Umpqua Holdings Corporation is the parent company of Umpqua Bank, an Oregon based community bank widely recognized for its entrepreneurial approach, innovative use of technology, and distinctive banking solutions. Umpqua Bank has 92 stores throughout Oregon, Northern California and Southwest Washington. Umpqua Holdings also owns a retail brokerage subsidiary, Strand, Atkinson, Williams & York, Inc. which has 14 locations throughout Oregon and Southwest Washington and offers brokerage services within Umpqua Bank stores. Additionally, Umpqua Bank's Private Client Services Division provides tailored financial services and products to individual customers. Umpqua Holdings Corporation is headquartered in Portland, Oregon. For more information, visit www.umpquaholdingscorp.com.

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